Exhibit 99.1
HENNEMAN AGREEMENT
     This Agreement is made and entered into as of March 1, 2006 by and between Michael J. Henneman (“Director”) and American Campus Communities, Inc., a Maryland corporation (the “Company”).
     WHEREAS, pursuant to the Contribution and Sale Agreement, dated as of December 2, 2005 (the “Contribution Agreement”), among the Company, American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Operating Partnership”), and the Contributors (as defined therein), the Company agreed that Director will be appointed as a member of the Board of Directors of the Company (the “Board”) at the closing of the transactions contemplated by the Contribution Agreement (the “Closing”); and
     WHEREAS, it is a condition to the Closing that Director enter into this Agreement.
     NOW, THEREFORE, in consideration of the premises and the covenants contained herein and in the Contribution Agreement, the Company and Director hereby agree as follows:
     1. Compensation. Notwithstanding any policy of the Company or the Board with respect to compensation of members of the Board, Director shall not receive any compensation from the Company with respect to his service as a member of the Board; provided, however, that the Company shall reimburse Director for his reasonable travel expenses relating to his Board membership on the same basis that the Company reimburses other members of the Board; provided, further, that Director shall be entitled to compensation, if any, as may be approved by the Board expressly for his benefit.
     2. Nomination for Re-Election; Observation Rights. For so long as recipients of units of limited partnership interest in the Operating Partnership (“Units”) at the Closing continue to Beneficially Own (as defined in the Securities Exchange Act of 1934, as amended), on an as if converted basis, Units comprising at least 10% of the then outstanding fully diluted shares of common stock of the Company, the Company shall cause Director to be nominated for reelection by the stockholders of the Company as a member of the Board. Thereafter, Director shall have full observation rights with respect to the Board, other than with respect to executive sessions of independent directors and meetings of its committees (“Observation Rights”), including the right to obtain full and timely notice of all meetings of the Board and to obtain copies of all written and other materials disseminated to the Board; provided that Director execute and deliver to the Company a confidentiality agreement pursuant to which he will agree, among other things, to treat confidentially any information furnished to him in connection with his exercise of Observation Rights and to use all such information for informational purposes only. The Observation Rights shall terminate upon the earlier of (i) the occurrence of the Company’s annual meeting in 2008 or (ii) such time that the holders of Units issued at the Closing Beneficially Own less than 50% of the Units issued at Closing.
     3. Compliance with Company Policies. Director hereby agrees (a) to fully comply with the Company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines, as they may be amended from time to time, and (b) not to enter into any financial instrument with any public or private entity to mitigate the financial price risk associated with Units held by Director until such time as he ceases to be a member of the Board or to possess Observation Rights.
     4. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) sent by facsimile, upon sender’s receipt of confirmation of transmission.
     (a) If to Director, to the address set forth on the signature page hereto.
     (b) If to the Company to:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, TX 78746
Attn: Chief Executive Officer
or to such other address as may have been furnished to Director by the Company or to the Company by Director, as the case may be.
     5. Miscellaneous.
          (a) Entire Agreement; Third-Party Rights. This Agreement constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
          (b) Amendment. This Agreement cannot be amended, waived or terminated orally, but only by an agreement in writing signed by each party hereto.
          (c) Assignment. No party may assign this Agreement or any interest therein to any other person without the prior written consent of the other party hereto.
          (d) Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its conflicts of laws rules.
          (e) Jurisdiction. ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING OUT OF THIS AGREEMENT OR RELATED HERETO OR THE SUBJECT MATTER HEREOF, WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF MARYLAND.

EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AS SET FORTH ABOVE. EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT A PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OR EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
          (f) Section Headings. The caption headings in this Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.
          (g) Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.
          (h) Counterparts. This Agreement may be executed by the parties hereto in counterparts, all of which together shall constitute a single Agreement.
          (i) Attorneys’ Fees. In the event of any litigation or alternative dispute resolution between the parties in connection with this Agreement or the transactions contemplated herein, the party that fails to substantially prevail in such litigation, proceeding or alternative dispute resolution shall be responsible for payment of all expenses and reasonable attorneys’ fees incurred by the substantially prevailing party both at the trial level and on appeal.
          (j) Waiver of Jury Trial. The parties hereto hereby knowingly, voluntarily and intentionally waive any right they may have to a trial by jury with respect to any litigation based hereon, or arising out of, under, or in connection with this Agreement, or any document contemplated to be executed in conjunction herewith, or actions of the parties.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

AMERICAN CAMPUS COMMUNITIES, INC.

By:

Name:
Title:

DIRECTOR:

Michael J. Henneman

Address:

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